UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 29, 2008
Handleman Company

(Exact Name of Registrant as Specified in Its Charter)
Michigan

(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806

(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-4142

(Address of Principal Executive Offices)	(Zip Code)
(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement;
Item 2.01. Completion of Acquisition or Disposition of Assets
On June 2, 2008, Handleman Company (“HDL”) entered into an Asset Purchase Agreement (“APA”) with Anderson Merchandising, L.P. (“Anderson”) pursuant to which HDL sold to Anderson certain HDL music inventory, which HDL will deliver to Anderson FOB shipping point from HDL’s Indianapolis area distribution center, and HDL’s Wal-Mart retail display fixtures. The purchase price to be paid by Anderson for the music inventory is generally equal to HDL’s supplier invoice cost, provided that certain inventory purchased by Anderson for return to suppliers will be priced at supplier invoice cost less $0.31 per unit and less any supplier return handling fee. The total inventory purchase price will not exceed $21,500,000. The purchase price paid by Anderson for the retail display fixtures was $3,628,561, which is equal to the net book value of the fixtures as of June 2, 2008. Anderson will also pay HDL: $175,000 for transition services; $5,000,000 for pick, pack and ship costs, warehousing costs and billing and management costs incurred by HDL in connection with the closing; and $4,000,000 if HDL identifies and sells or transitions to Anderson any other HDL business that adds value to the U.S. music transaction. HDL and Anderson have reached an agreement in principle pursuant to which HDL would sale or transition to Anderson substantially all the assets and operations of HDL’s Canadian subsidiary.
Anderson will identify up to 200 Field Full-Time HDL employees and 40 Field Part-Time HDL employees to which it may offer employment provided the employees pass Anderson’s pre-employment tests and interviews. HDL will provide Anderson with field sales assistance throughout a transition period that will continue to the earlier of June 30, 2008 or until Anderson hires its own personnel. Anderson may also interview certain corporate personnel post closing. Anderson and HDL have also agreed upon transition services governing their relationship during the transition period as described in Exhibit 3.4 of the APA.
HDL secured the consent of its lenders prior to the execution of this transaction. All of the proceeds of the sale will be paid to HDL’s lenders to reduce outstanding loan balances.
Item 1.01 Entry into a Material Agreement
7th Amendment to Credit and Guaranty Agreement dated April 30, 2007
On May 30, 2008, HDL entered into a Seventh Amendment to the Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger and General Electric Capital Corporation as Co-Lead Arranger and a Seventh Amendment to Credit Agreement dated April 30, 2007 among Handleman Company, as Parent Guarantor, and General Electric Capital Corporation, as Administrative Agent, Agent and Lender, and GE Capital Markets, Inc., as Lead Arranger (collectively, the “Seventh Amendments”).

Within the Seventh Amendments:
HDL’s lenders grant HDL consent to enter into the APA discussed above. The Seventh Amendments amend and restate the definitions of: Extraordinary Receipts (as defined in the credit agreements) to include the Incentive Payment (as defined in the APA); and Material Contracts to include the APA and the related transition services exhibit. The Seventh Amendments add a definition of Wal-Mart Receipts and requires HDL to prepay the loans and/or revolving commitments in an aggregate amount equal to 75% of such proceeds from Wal-Mart receipts. The Seventh Amendments provide for Minimum Asset Coverage and Maximum Percentage Coverage (as defined in the credit agreements) covenants as follows: from May 1, 2008 through May 31, 2008 of $25MM or 74.1%; from June 1, 2008 through the initial Anderson closing date, which shall be no later than June 4, 2008 of $30MM or 69.3%; from the initial Anderson closing date through June 8, 2008 of $41MM or 57.0% unless HDL delivers a $3MM letter of credit to Anderson and then it is $38MM or 60.0%; from June 9, 2008 to June 20, 2008 of $43MM or 54% unless HDL delivers a $3MM letter of credit to Anderson and then it is $40MM or 57%; from June 21, 2008 and all times thereafter of 80MM or 10%. By not later than June 20, 2008, HDL and its lenders must execute and deliver an amendment to provide for Minimum Asset Coverage and Maximum Coverage Percentage levels from June 21, 2008 through April 30, 2012. (See Exhibits 10.3 and 10.4, Seventh Amendments).
Retention and Severance Agreement
On May 29, 2008, Handleman Company’s Board of Directors approved a Retention and Severance Agreement (“RSA”). The RSA classifies employees in one of four groups: 1) Change of Control Employees, who are executive employees with whom HDL has entered into Change of Control Agreements; 2) Priority One Employees, who are employees that HDL has determined provide critical skill sets required for its successful exit from the U.S. music business and the completion of the deals with Anderson; 3) Priority 2 Employees, who are employees that HDL have determined are critical to its successful exit from U.S. Music; and 4) All Other Employees.
The RSA terms are as follows:
Change of Control Employees:
•	Change of Control payment that is equal to 1 year salary plus average of 3 years bonus plus benefits, pursuant to the Change of Control Agreements that the employees have entered with HDL.

•	Retention Bonus that is equal to up to 50% of salary paid as follows:

o	July 4, 2008	20% of 6 months = 1.2 months
o	October 10, 2008	40% of 6 months = 2.4 months
o	January 2, 2009	40% of 6 months = 2.4 months
HDL will prorate any amount between August 1, 2008 and December 31, 2008 based on the employee’s last date of employment.
Priority 1 Employees:

•	Severance payment that is the greater of calculated severance or 6 months salary. However, if an employee has worked for HDL for less than 3 years then the severance payment will not exceed 3 months salary. (See Exhibit 99.2, Handleman Company Severance Guidelines dated May 29, 2008).

•	Retention Bonus that is equal to one year salary paid as follows:

o	July 4, 2008	20% of 12 months = 2.4 months
o	October 10, 2008	40% of 12 months = 4.8 months
o	January 2, 2009	40% of 12 months = 4.8 months
HDL will prorate any amount between August 1, 2008 and December 31, 2008 based on the employee’s last date of employment.
Priority 2 Employees:
•	Severance payment that is the greater of calculated severance or 6 months salary. However, if an employee has worked for HDL for less than 3 years then the severance payment will not exceed 3 months salary.

•	Retention Bonus that is equal to 8 months salary paid as follows:

o	July 4, 2008	20% of 8 months = 1.6 months
o	October 10, 2008	40% of 8 months = 3.2 months
o	January 2, 2009	40% of 8 months = 3.2 months
HDL will prorate any amount between August 1, 2008 and December 31, 2008 based on the employee’s last date of employment.
All Other Employees
•	Severance Payments are calculated in accordance with the attached severance schedule (Exhibit 99.2 Handleman Company Severance Guidelines);

•	Retention Bonus equal to the calculated severance payment and paid as follows:

o	July 4, 2008	20% of calculated severance
o	October 10, 2008	40% of calculated severance
o	January 2, 2009	40% of calculated severance
HDL will prorate any amount between August 1, 2008 and December 31, 2008 based on the employee’s last date of employment. HDL will not pay retention bonuses to employees whose employment relationships with HDL terminate prior to August 1, 2008. HDL has the following conditions to the RSA: HDL will not pay severance to an employee who accepts employment with Anderson. If, however, Anderson offers the employee a position and the employee accepts a position with a salary that is less than his/her current salary, then HDL will subsidize up to one-half the difference between the current salary and the new salary for one year.
Amendment to Agreement with AP Services
On May 29, 2008, HDL and APServices LLC (“APS”) amended their agreement dated November 26, 2007. The Amendment provides that in lieu of the success fee previously agreed to by HDL and APS, HDL will pay APS a success fee based on 5% (five percent) of the fair value of cash and/or other assets that is distributed to shareholders. The success fee shall be paid in cash, concurrent with the date or dates that distributions are made to HDL’s shareholders. (See Exhibit 10. 5, Amendment to AP Services, Inc. Agreement dated May 29, 2008.)
Item 2.02 Material Impairments
Handleman is currently evaluating the potential impact on its overall music inventory value based upon its decision to exit the music business in North America. Handleman anticipates that it will either sell to purchasers or customers or return to vendors a significant majority of its music inventory at or near cost. However, there may be inventory markdowns required to adjust any remaining inventory to liquidation value. In addition, Handleman is in the process of performing impairment analyses related to its other long-lived assets and may record impairment charges related to these assets because their carrying amount may exceed their fair value based upon its decision to exit the music business. Handleman cannot, however, provide any assurances as to the amounts of inventory markdowns required or impairment charges that may be recorded
Item 7.01 Regulation FD Disclosure
On June 2, 2008, HDL issued a Press Release in which it announced that HDL is exiting the music business in North America as a major step in its continuing efforts to address the rapid and fundamental changes underway in the music industry. In addition to HDL’s sale of its music inventory and selected other assets and operations related to its Wal-Mart business in the United States to Anderson, HDL will also work with its other United States music customers over the next few months to assist them in achieving a smooth transition to other music suppliers. In conjunction with these actions, HDL will reduce its United States’ work force by approximately 260 positions over the next several weeks. Most of the reductions will occur in the Troy, Michigan headquarters and in HDL’s distribution facility in Indianapolis, Indiana.
Further, Anderson and HDL have reached an agreement in principle pursuant to which HDL will sell or transition to Anderson substantially all of the assets and operations of HDL’s Canadian subsidiary in a separate transaction. The parties are negotiating an asset purchase agreement and anticipate closing the transaction after they receive Canadian regulatory approval.
If, as a result of its various asset sale transactions, HDL is able to generate cash proceeds in excess of what is needed to satisfy its obligations, it currently intends to distribute any such proceeds to its shareholders rather than pursue reinvestment opportunities. While HDL currently anticipates that shareholders will receive one or more cash distributions, whether there will be any excess cash proceeds for distribution to shareholders is subject to a number of material risks and uncertainties that may prevent any such distribution from occurring. (For additional information, see Exhibit 99.1, Handleman Company Press Release dated June 2, 2008, announcing Handleman Company Exiting Music Business in North America).
Section 9 Financial Statement and Exhibits
Item 9.01. Financial Statements and Exhibits

Exhibit Number	Exhibit Name

10.1	Asset Purchase Agreement between Handleman Company and Anderson Merchandisers L.P. dated June 2, 2008.

10.2	Exhibit 3.4 of the Asset Purchase Agreement between Handleman Company and Anderson Merchandisers L.P. dated June 2, 2008.

10.3	Seventh Amendment to $140,000,000 Senior Secured Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger and General Electric Capital Corporation as Co-Lead Arranger.

10.4	Seventh Amendment to Credit Agreement dated April 30, 2007 among Handleman Company, as Parent Guarantor, and General Electric Capital Corporation, as Administrative Agent, Agent and Lender, and GE Capital Markets, Inc., as Lead Arranger.

10.5	Amendment to AP Services LLP Agreement dated May 29, 2008

99.1	Handleman Company Press Release dated June 2, 2008, announcing Handleman Company Exiting Music Business in North America.

99.2	Handleman Company Severance Guidelines dated May 29, 2008.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements, which are not historical facts. These statements involve risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results, events and performance could differ materially from those contemplated by these forward-looking statements because of factors affecting any of a number of critical objectives, including, without limitation, our reaching an agreement to sell or transition the assets and operations of our Canadian subsidiary to Anderson and obtaining of all required regulatory approvals, our ability to transition our U.S. music customers other than Wal-Mart to other vendors smoothly, our maintaining satisfactory working relationships with our lenders, customers and vendors, our retaining key personnel, satisfactory resolution of any outstanding claims or claims which may arise, finding and capitalizing on opportunities to maximize the value of the Company’s non-music operations, and other factors discussed in this Form 8-K and those detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Handleman Company notes that the preceding conditions are not a complete list of risks and uncertainties. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY

Date: June 2, 2008	By: Name:	/s/ A. A. Koch A. A. Koch
	Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Name

10.1	Asset Purchase Agreement between Handleman Company and Anderson Merchandisers L.P. dated June 2, 2008.

10.2	Exhibit 3.4 of the Asset Purchase Agreement between Handleman Company and Anderson Merchandisers L.P. dated June 2, 2008.

10.3	Seventh Amendment to $140,000,000 Senior Secured Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger and General Electric Capital Corporation as Co-Lead Arranger.

10.4	Seventh Amendment to Credit Agreement dated April 30, 2007 among Handleman Company, as Parent Guarantor, and General Electric Capital Corporation, as Administrative Agent, Agent and Lender, and GE Capital Markets, Inc., as Lead Arranger.

10.5	Amendment to APServices LLP Agreement dated May 29, 2008

99.1	Handleman Company Press Release dated June 2, 2008, announcing Handleman Company Exiting Music Business in North America.

99.2	Handleman Company Severance Guidelines dated May 29, 2008.